Exhibit 99.1

 REITWeek 2017Rick Green, Executive ChairmanJune 7, 2017  LISTED  CORR  NYSE

Infrastructure assets have desirable investment characteristics

Infrastructure REIT Strategy Overview

- Infrastructure assets are essential for our customers' operations to produce revenue
- CorEnergy's triple-net leases and other contracts generate operating expense for our tenants
- Total long-term return of 8-10% on assets from base rents, plus acquisitions and participating rents
- Growing CorEnergy through disciplined acquisitions that are accretive to AFFO and dividends per share

Asset Fundamentals

- Long-lived assets, critical to tenant operations
- High barriers to entry with strategic locations
- Contracts provide predictable revenue
- Limited sensitivity to price/volume changes



Investment Characteristics

- High cash flow component to total return
- Attractive potential risk-adjusted returns
- Diversification vs. other asset classes
- Potential inflation protection



CorEnergy | 2

 Key Gating Items  IRS guidance supports CorEnergy portfolio  September 2009:IRS issues PLR on transmission & distribution assets  September 2016:IRS issues final regulations on definition of real property   June 2007:IRS issues PLR on pipelines  June 2010:IRS issues PLR on storage  December 2012:IRS issues PLR on offshore platforms  2013:CorEnergy’s first year qualifying as a REIT    2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017    The IRS classifies the following infrastructure assets as real property1:Transmission linesPipelinesOffshore drilling platformsStorage structures, i.e. silos and oil and gas storage tanksStationary wharves and docks  (1) Internal Revenue Bulletin: 2016-39, T.D. 9784 Definition of Real Estate Investment Trust Real Property  April 2011:TTO (predecessor to CORR) shareholders approve withdrawal of BDC election, with intent to become a REIT

 Key Gating Items  Comparison of technical characteristics of infrastructure vehicles  Institutional, tax exempt and non-U.S. investors desire access to the infrastructure asset class  REIT structure provides more attractive access to energy infrastructure than MLP & Fund structures

Differentiated and larger investor audience for REITs than MLPs

Utility & REIT markets are larger and more institutional than MLP

MLPs	Utilities	REITs	CorEnergy
Market Cap: ~$295bn[1][2]	Market Cap: ~$1.2Tn[1][2]	Market Cap: ~$1.1Tn[1][2]	Market Cap: ~$670mm[2][3]



Tortoise Capital
4%
31%
35%
30%
20%
<1%
79%
14%
3%
83%
28%
<1%
71%
Retail
Institutional
Insiders & Sponsors

(1) *Fidelity Sectors & Industry Overviews, May 31, 2017*
(2) *Estimated using Bloomberg Shareholder Data*
(3) *Includes preferred stock and convertible bonds*

CorEnergy | 5

Infrastructure real property

POWER	PIPELINES & STORAGE	LOGISTICS & TRANSPORTATION
		
Transmission Lines	**Gas & NGL Pipelines**	**Rail**
Distribution Lines	**Water & CO_2 Pipelines**	**Rail / River Access Terminals**
Hydro Facilities	**Storage Terminals**	**Seaports**
Wind and Solar Facilities[(1)]	**Crude & Refined Oil Pipelines**	**Airports**
	Offshore Platforms	

Assets of highest strategic priority

(1) Select components only

CorEnergy | 6

 Energy infrastructure is utility-like

 Infrastructure provides stable cash flows  CorEnergy owns mission critical assetsLease payments are “operating” expenses, not “financing” expensesIn bankruptcy, real property operating leases are subject to special provisionsCORR stock moved with commodity prices; revenue and dividends were stable    Commodity Prices vs. CORR Performance Metrics  in millions  Indexed Commodity & Share Price

 Increasing opportunities for CorEnergy’s pipeline  Which one or two options do you think will be the most likely path that lenders & borrowers will take if faced with a borrowing base deficiency in spring 2017?2  U.S. Rig Count Normalizing1    Commodity prices are stabilizing, this promotes growthand a need to fund new drilling plans and capital expenditures      CorEnergy has capital to pursue opportunities quickly  Baker Hughes North American Rig Count, May 26, 2017Haynes and Boone, LLP Borrowing Base Redetermination Survey, April 4, 2017

 (1) Paid off March 31, 2016(2) Upsized from $93 million on July 8, 2015   CORR has pioneered broad access to deep capital markets  Common Stock  Bank Debt  $30,000,000Co-Investor Equity for Pinedale LGS AcquisitionJoint Venture Partner:Prudential FinancialDecember 2012    $70,000,0001Project Level Debt for Pinedale LGS AcquisitionLead Bank:December 2012    Junior Capital  $101,660,000Common StockLead Underwriters:November 2014      $108,000,0002Revolving Line of CreditLead Banks:November 2014  $45,000,000Term Loan DebtLead Banks:July 2015    $115,000,0007% Convertible BondsLead Underwriters:June 2015    $89,700,000Common StockLead Underwriters:December 2012    $77,625,000Common StockLead Underwriters:June 2015    $48,587,500Common Stock Lead Underwriter:January 2014      $56,300,000Series A 7.375% Cumulative Preferred StockLead Underwriters:January 2015  $73,750,000Series A 7.375% Cumulative Preferred StockLead Underwriters:April 2017

 Conservative capital structure and access to liquidity  Conservative capital structure enabled CORR to weather storm of the energy downturnLiquidity position provides flexibility to act on acquisition opportunities  1) As adjusted reflects impact of ~$74 million preferred offering and paydown of outstanding borrowings and accrued interest of $44.1 million on the credit facility, as if these events had occurred on March 31, 20172) Sum of CORR and related party debt  As adjusted1 Total Debt/Total Capitalization of 24% is at low end of 25-50% target ratio  As adjusted1 Preferred/Total Equity of 27% is below 33% target ratio  Capital Structure

Outlook for 2017

Active Deal Pipeline

One to Two Acquisitions

Size Range of $50-250 Million

Financing Optionality

- $135.8 million of available liquidity[1]
- Bank Debt
- Convertible Debt
- Preferred Equity
- Common Equity
- Co-Investors

Long-term Stable & Growing Dividend

1) Reflects impact of ~$74 million preferred offering and paydown of outstanding borrowings and accrued interest of $44.1 million on the credit facility, as if these events had occurred on March 31, 2017

CorEnergy | 12

 APPENDIX

CorEnergy Senior Management



Dave Schulte
Co-Founder, CEO & President

Mr. Schulte has 27 years of investment experience, including 18 years in the energy industry. Previously, Mr. Schulte was a co-founder and Managing Director of Tortoise Capital Advisors, an investment advisor with $16 billion under management. and a Managing Director at Kansas City Equity Partners (KCEP). Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co.



Jeff Fulmer
Senior Vice President

Mr. Fulmer is a petroleum engineer and professional geologist with more than 30 years of energy industry experience. Prior to joining CorEnergy, Mr. Fulmer spent six years as a Senior Advisor with Tortoise Capital Advisors, led a post 9/11 critical infrastructure team for the U.S. Department of Defense, and held leadership and technical positions with Statoil Energy, ARCO Oil and Tenneco Oil Exploration and Production.



Rick Kreul
President, MoGas, LLC & MoWood, LLC

Mr. Kreul, a mechanical engineer with more than 35 years of energy industry experience, serves as President of CorEnergy's wholly-owned subsidiaries, Mowood LLC and MoGas Pipeline LLC. Previously, Mr. Kreul served as Vice President of Energy Delivery for Aquila, Inc., Vice President for Inergy, L.P., and various engineering and management roles with Mobil Oil.



Jeff Teeven
Vice President, Finance

Mr. Teeven has more than 20 years of experience in private equity management and mergers and acquisitions in multiple sectors including energy. He served as a founding partner of Consumer Growth Partners, a private equity firm focused on the specialty retail and branded consumer products sectors, as well as 10 years with Kansas City Equity Partners (KCEP).



Rick Green
Co-Founder, Executive Chairman

Mr. Green has spent more than 30 years in the energy industry, with 20 years as CEO of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business. During his tenure, Mr. Green led the strategy and successful business expansion of Aquila, Inc. to a Fortune 30 company.



Nate Poundstone
Chief Accounting Officer

Mr. Poundstone has 18 years of experience in the accounting profession. Prior to joining CorEnergy, Mr. Poundstone was Vice President and Chief Accounting officer with CVR Energy, a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. Prior to CVR Energy, he held various audit and professional practice roles as a senior manager with KPMG LLP.



Becky Sandring
Senior Vice President, Secretary & Treasurer

Ms. Sandring has over 20 years of experience in the energy industry. Prior to CorEnergy, Ms. Sandring was a Vice President with The Calvin Group. From 1993-2008, Ms. Sandring held various roles at Aquila Inc., formerly UtiliCorp United.



Wesley Brown
Senior Manager, Business Development

Mr. Brown oversees financial modeling and financial forecasting for potential acquisitions and assists with due diligence. Prior to CorEnergy, Mr. Brown worked for Regency Energy Partners; and Orix USA, a leveraged finance firm focused on lending to private-equity sponsored middle-market companies.

CorEnergy
| 14

 Portfolio of essential assets  CorEnergy assets critically support our partners in conducting their businesses in the U.S. energy industry

 Diluted common share financial metrics   1) The Company provides non-GAAP performance measures utilized by REITs, including NAREIT Funds From Operations (“NAREIT FFO”), Funds from Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). Due to legacy investments that we hold, we have historically presented a measure of FFO derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense, net, and net distributions and dividend income. Management uses AFFO as a measure of long-term sustainable operational performance. See slides 19 to 21 for a reconciliation of NAREIT FFO, FFO and AFFO, as presented, to Net income attributable to CorEnergy common stockholders.  NAREIT Funds from Operations1  Funds from Operations1   Net Income to Common Shareholders  Adjusted Funds from Operations1  Dividends to Common Shareholders

 Terminal value conviction                            Assets essential to operators’ cash flow support lease renewal expectations  Tenant may not devalue CORR’s asset, i.e. construct a replacement asset  CORR targets an AFFO to dividend coverage ratio of 1.5x                                        

Corporate structure alignment with investors

Corporate Structure

CorEnergy ← Management Agreement → Corridor

Assets
- Grand Isle Gathering System
- Pinedale LGS
- MoGas Pipeline
- Portland Terminal
- Omega Pipeline

Fees
- Base Fee
- Incentive Fee
- Administration Fee

CORR Expense Metrics vs. Peer Group[1]



FY15 G&A Expenses (dollars, millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
CORR
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
G&A Expense/Gross Asset Value[2]

External Fee Structure

Management Fee

- Services provided:
  - Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate
- Base Fees paid:
  - Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company's Managed Assets[3] as of the end of each quarter
- Incentive Fees paid:
  - Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company's common stock

Administrative Fee

- Services provided:
  - Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services
- Fees paid:
  - 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand

(1) Peer group consists of REITs included in the RMZ index under $1BN market cap (excludes STAR, RAS)
(2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation
(3) "Managed Assets" is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage

CorEnergy | 18

Non-GAAP Financial Metrics: FFO/AFFO Reconciliation

 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation

 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation  1) The number of weighted average diluted shares represents the total diluted shares for periods when the Convertible Notes were dilutive in the per share amounts presented.  For periods presented without per share dilution, the number of weighted average diluted shares for the period is equal to the number of weighted average basic shares presented.

 Non-GAAP Financial Metrics: Fixed-Charges Ratio  Fixed charges consist of interest expense, as defined under U.S. generally accepted accounting principles, on all indebtednessThis line represents the amount of preferred stock dividends accumulated as of March 31, 2017.